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                                                                      EXHIBIT 21

                                 SUBSIDIARIES OF
                           FRUIT OF THE LOOM, INC.(1)

                                                        JURISDICTION OF
                                                         INCORPORATION
                                                         -------------
Fruit of the Loom, Ltd.                                  Cayman Islands
NWI Land Management Corporation                          Delaware
Union Underwear Company, Inc.                            New York
SUBSIDIARIES OF UNION UNDERWEAR COMPANY, INC.
  (A NEW YORK CORPORATION)
Aliceville Cotton Mill, Inc.                             Alabama
Apparel Outlet Stores, Inc.                              Delaware
Artex Manufacturing Co, Inc.                             Delaware
AVX Management Co., Inc.                                 Kentucky
Brundidge Shirt Corporation                              Alabama
The B.V.D. Licensing Corporation                         Delaware
Camp Hosiery Company, Inc.                               Tennessee
Fayette Cotton Mill, Inc.                                Alabama
FOL Caribbean Corporation                                Delaware
FOL International                                        Republic of Ireland
Fruit of the Loom Arkansas, Inc.                         Arkansas
Fruit of the Loom Canada, Inc.                           Ontario
Fruit of the Loom Caribbean, Inc.                        Delaware
Fruit of the Loom, Inc.                                  New York
Fruit of the Loom Italy, S.r.1.                          Italy
Fruit of the Loom Texas, Inc.                            Texas
FTL Receivables Company                                  Delaware
FTL Sales Company, Inc.                                  New York
FTL Systems, Inc.                                        Tennessee
Gitano Fashions Limited                                  Delaware
Greenville Manufacturing, Inc.                           Mississippi
Jet Sew Technologies, Inc.                               New York
Leesburg Knitting Mills, Inc.                            Alabama
Martin Mills, Inc.                                       Louisiana
Panola Mills, Inc.                                       Mississippi
Pro Player, Inc.                                         New York
Rabun Apparel, Inc.                                      Georgia
Russell Hosiery Mills, Inc.                              North Carolina
Salem Sportswear Corporation                             Delaware
Sherman Warehouse Corporation                            Mississippi
Superior Underwear Mill, Inc.                            New York
Superior Underwear Mills, Inc.                           Pennsylvania
Union Sales, Inc.                                        Delaware
Union Yarn Mills, Inc.                                   Alabama
Whitmire Manufacturing, Inc.                             South Carolina
Winfield Cotton Mill, Inc.                               Alabama
Woodville Apparel Corporation                            Mississippi
SUBSIDIARIES OF ARTEX MANUFACTURING CO., INC.
  (A DELAWARE CORPORATION)
FTL Investments, Inc.                                    Delaware

[FN]
(1) Excludes some subsidiaries which, if considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" at January 2, 1999.

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

                                                                         JURISDICTION OF
                                                                          INCORPORATION
                                                                          -------------
SUBSIDIARIES OF FOL CARIBBEAN CORPORATION (A DELAWARE CORPORATION)
FOL Holding, Ltd.                                                         Cayman Islands
FTL Finance Ltd.                                                          Cayman Islands
SUBSIDIARIES OF FOL HOLDING, LTD. (A CAYMAN ISLANDS CORPORATION)
Fruit of the Loom Operating Ltd.                                          Cayman Islands
FTL Sourcing Ltd.                                                         Cayman Islands
SUBSIDIARIES OF FRUIT OF THE LOOM OPERATING LTD. (A CAYMAN
  ISLANDS CORPORATION)
Confecciones Dos Caminos, S. De R.L. de C.V.                              Honduras
El Porvenir Manufacturing, S. De R.L. de C.V.                             Honduras
FTL Costa Rica S.R.L.                                                     Costa Rica
Gitano of Jamaica Company                                                 Jamaica
Manufacturas Villanueva S. De R.L. de C.V.                                Honduras
Productos San Jose, S. De R.L. de C.V.                                    Honduras
Superior Acquisition Corporation                                          Cayman Islands
Textiles Lourdes Limitada                                                 El Salvador

SUBSIDIARIES OF SUPERIOR ACQUISITION CORPORATION (A CAYMAN
  ISLANDS CORPORATION)
Confecciones de Lourdes S.A. de C.V.                                      El Salvador
Confecciones dos Caminos, S.A. de C.V.                                    Honduras

SUBSIDIARIES OF FOL INTERNATIONAL (A REPUBLIC OF IRELAND
  CORPORATION)
FOL International GmbH                                                    Germany
FOL Ireland Limited                                                       Republic of Ireland
Fruit of the Loom AG                                                      Switzerland
Fruit of the Loom Benelux, S.A.                                           Belgium
Fruit of the Loom France, S.a.r.1.                                        France
Fruit of the Loom Investments, Ltd.                                       United Kingdom
Fruit of the Loom International Sp. Z.o.o.                                Poland
Fruit of the Loom-Maroc                                                   Morocco
Fruit of the Loom Nordic, AB                                              Sweden
Fruit of the Loom Spain, S.A.                                             Spain

SUBSIDIARIES OF FOL IRELAND LIMITED (A REPUBLIC OF
  IRELAND CORPORATION)
Fruit of the Loom International Limited                                   Republic of Ireland
Fruit of the Loom Distribution Limited                                    Republic of Ireland

SUBSIDIARIES OF FRUIT OF THE LOOM INVESTMENTS, LTD.
  (A UNITED KINGDOM CORPORATION)
Fruit of the Loom, Ltd.                                                   United Kingdom
Fruit of the Loom Management Co., Ltd.                                    United Kingdom
Fruit of the Loom Manufacturing Co., Ltd.                                 Northern Ireland


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
                                                                         JURISDICTION OF
                                                                          INCORPORATION
                                                                          -------------
SUBSIDIARIES OF FRUIT OF THE LOOM INTERNATIONAL LIMITED
  (A REPUBLIC OF IRELAND CORPORATION)
Protean                                                                   Republic of Ireland
All Screen & Design Limited                                               Republic of Ireland

SUBSIDIARIES OF FRUIT OF THE LOOM, INC. (A NEW YORK CORPORATION)
Fruit of the Loom GmbH                                                    Germany

SUBSIDIARIES OF FRUIT OF THE LOOM GMBH (A GERMAN CORPORATION)
Fruit of the Loom Distribution GmbH                                       Germany

SUBSIDIARIES OF FTL SALES COMPANY, INC. (A NEW YORK CORPORATION)
FTL Regional Sales Company, Inc.                                          Delaware

SUBSIDIARIES OF GITANO FASHIONS LIMITED (A DELAWARE CORPORATION)
Dutton II Trading Limited                                                 Hong Kong
Noel of Jamaica Limited                                                   Jamaica

SUBSIDIARIES OF DUTTON II TRADING LIMITED (A HONG KONG CORPORATION)
P.S. Garment Limited                                                      Hong Kong

SUBSIDIARIES OF RUSSELL HOSIERY MILLS, INC.
  (A NORTH CAROLINA CORPORATION)
Leesburg Yarn Mills, Inc.                                                 Alabama

SUBSIDIARIES OF SALEM SPORTSWEAR CORPORATION
  (A DELAWARE CORPORATION)
All-Star Manufacturing, Inc.                                              Alabama
Rienzi Manufacturing, Inc.                                                Mississippi
Rogersville Apparel, Inc                                                  Alabama
Salem Screen South, Inc.                                                  Alabama
Salem Sportswear, Inc.                                                    New Hampshire

SUBSIDIARIES OF SALEM SPORTSWEAR, INC.
  (A NEW HAMPSHIRE CORPORATION)
Salem International, Inc. (FSC)                                           U.S. Virgin Islands

SUBSIDIARIES OF UNION SALES, INC. (A DELAWARE CORPORATION)
Fruit of the Loom Trading Company                                         Delaware

SUBSIDIARIES OF FRUIT OF THE LOOM TRADING COMPANY
  (A DELAWARE CORPORATION)
Controladora Fruit of the Loom, S.A. de C.V.                              Mexico

SUBSIDIARIES OF CONTROLADORA FRUIT OF THE LOOM, S.A. DE D.V.
  (A MEXICAN CORPORATION)
Distribuidora FTL, S.A. de C.V.                                           Mexico
Distribuidora Fruit of the Loom, S.A. de C.V.                             Mexico
Edificadora de Valle Hermoso, S.A. de C.V.                                Mexico
Fruit of the Loom De Mexico, S.A. de C.V.                                 Mexico
Inmobiliaria de Miguel Aleman, S.A. de C.V.                               Mexico

SUBSIDIARIES OF UNION YARN MILLS, INC. (AN ALABAMA CORPORATION)
DeKalb Knitting Corporation                                              Alabama


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